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                             UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) April 16, 2004


                            MOBILE NATION, INC.
             (Exact name of registrant as specified in charter)


            Nevada                                          68-0427395
(State of other jurisdiction of                          (I.R.S.Employer
incorporation or organization)                        Identification Number)


                               2647 Douglas Circle
                              Henderson, NV  89074
               (Address of Principal Executive Office) (Zip Code)


                                  (702) 914-9824
                (Registrant's Executive Office Telephone Number)


ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Effective April 12, 2004, Neil Armstrong has resigned has the Company's Chief Financial Officer and Director. Mr. Armstrong was replaced by Michael McGhee. Mr. McGhee will be the new Executive Vice President, Chief Financial Officer and Corporate Secretary.

ITEM 7. EXHIBITS

99.1	Resignation Letter of Neil Armstrong.




                                     SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2004                    MOBILE NATION, INC.
                                         BY:  /S/ REX A. MORDEN
                                         ------------------------
                                         Rex A. Morden
                                         President, Chief Executive Officer,
                                         and Director (principal and
                                         executive officer)